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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 27, 2001


                            PROASSURANCE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                    001-16533               63-1261433
(State or other jurisdiction     (Commission File No.)       (IRS Employer
      of incorporation)                                    Identification No.)

                 100 Brookwood Place, Birmingham, Alabama 35209
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (205) 877-4400

          (Former name or former address, if changed since last report)


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ITEM 5.   ACQUISITION OR DISPOSITION OF ASSETS.

         On June 27, 2001, Medical Assurance, Inc. ("Medical Assurance") and Professionals Group, Inc. ("Professionals Group") completed their consolidation and became wholly owned subsidiaries of a newly formed holding company named ProAssurance Corporation ("ProAssurance"). The consolidation was consummated through the mergers of two wholly owned subsidiaries of ProAssurance with and into Medical Assurance and Professionals Group, with Medical Assurance and Professionals Group being the surviving corporations of the mergers. Upon consummation of the consolidation, each outstanding share of common stock, par value $1.00 per share, of Medical Assurance was converted into one share of common stock, par value $0.01 per share, of ProAssurance. Each outstanding share of common stock, no par value per share, of Professionals Group was converted into the right to receive, at the holder's election (i) .897 of a share of ProAssurance common stock plus $13.47 in cash, or (ii) $27.47 in cash.

         ProAssurance issued approximately 22.6 million shares of its common stock to former Medical Assurance shareholder and approximately 3.3 million shares of its common stock and approximately $193.9 million in cash to former Professionals Group shareholders. ProAssurance funded the cash requirements of the consolidation with the proceeds of a $110.0 million bank syndicate term loan arranged by SouthTrust Bank and Bank of America and with internal funds generated from dividends paid by Medical Assurance and Professionals Group at the time of closing. The shares of ProAssurance common stock issued in connection with the consolidation were registered under the Securities Act of 1933 pursuant to a Registration Statement on Form S-4 (File No. 333-49378). This Registration Statement was declared effective on April 30, 2001. The consolidation is described in greater detail in the Registration Statement.

         On June 28, 2001, ProAssurance common stock began trading on the New York Stock Exchange under the symbol "PRA" and the common stock of Medical Assurance and Professionals Group was delisted from the New York Stock Exchange and Nasdaq National Market, respectively.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The audited consolidated balance sheets of Professionals Group as of December 31, 1999 and 2000 and the consolidated statements of income and cash flows of Professionals Group for the fiscal years ended December 31, 1998, 1999, and 2000 have been filed with the SEC as part of Professionals Group's Annual Report on Form 10-K, filed March 28, 2001, and are incorporated herein by reference.

                  The audited consolidated balance sheets of Medical Assurance as of December 31, 1999 and 2000 and the consolidated statements of income and cash flows of Medical Assurance for the fiscal years ended December 31, 1998, 1999, and 2000 have been filed


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         with the SEC as part of Medical Assurance's Annual Report on Form
         10-K, filed March 29, 2001, and are incorporated herein by reference.

                  The unaudited consolidated balance sheet of Professionals Group as of March 31, 2001, and unaudited consolidated statements of income and cash flows of Professionals Group for the three months ended March 31, 2000 and 2001, have been filed with the SEC as part of Professionals Group's Quarterly Report on Form 10-Q, filed May 11, 2001, and are incorporated herein by reference.

                  The unaudited consolidated balance sheet of Medical Assurance as of March 31, 2001, and unaudited consolidated statements of income and cash flows of Medical Assurance for the three months ended March 31, 2000 and 2001 have been filed with the SEC as part of Medical Assurance's Quarterly Report on Form 10-Q, filed May 15, 2001, and incorporated herein by reference.

         (b)      Pro Forma Financial Information.

                  The pro forma condensed consolidated balance sheet of ProAssurance as of March 31, 2001 and the pro forma condensed consolidated statements of income of ProAssurance for the year ended December 31, 2000 and the three months ended March 31, 2001 along with notes to the condensed consolidated financial statements are filed as exhibits to this report.

                           The unaudited pro forma condensed consolidated balance sheet gives effect to the consolidation transaction as if it had occurred on March 31, 2001. The unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2000, and for the three months ended March 31, 2001, give effect to the corporate reorganization of Medical Assurance into ProAssurance, treated in a manner similar to a pooling of interests, and to the consolidation of Professionals Group and ProAssurance, treated as a purchase transaction, as if the transactions had occurred January 1, 2000. The statements include pro forma adjustments as described in the notes accompanying the financial statements.

                           ProAssurance derived this information from the audited consolidated financial statements of Medical Assurance and Professionals Group for the year ended December 31, 2000, and from the unaudited consolidated financial statements of Medical Assurance and Professionals Group for the three months ended March 31, 2001. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited historical financial statements and related notes of Medical Assurance and Professionals Group which are incorporated by reference in this report.

                           The unaudited pro forma consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have actually occurred if the consolidation had been in


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         effect on the dates indicated, nor is it indicative of the future operating results or financial position of the consolidated company. The pro forma adjustments are based on the information and assumptions available at the time of this report.


         (c)      Exhibits.

    Exhibit Reference
        Number                          Exhibit Description
    -----------------                   -------------------
         99.1           Audited consolidated balance sheets of Professionals
                        Group as of December 31, 1999 and 2000 and consolidated
                        statements of income and cash flows of Professionals
                        Group for the fiscal years ended December 31, 1998,
                        1999, and 2000 (incorporated by reference to
                        Professionals Group's Annual Report on Form 10-K filed
                        March 28, 2001)

         99.2 Audited consolidated balance sheets of Medical Assurance as of December 31, 1999 and 2000 and consolidated statements of income and cash flows of Medical Assurance for the fiscal years ended December 31, 1998, 1999, and 2000 (incorporated by reference to Medical Assurance's
                        Annual Report on Form 10-K filed March 29, 2001)

         99.3           Unaudited consolidated balance sheet of Professionals
                        Group as of March 31, 2001, and unaudited consolidated statements of income and cash flows of Professionals
                        Group for the three months ended March 31, 2000 and 2001
                        (incorporated by reference to Professionals Group's
                        Quarterly Report on Form 10-Q filed May 11, 2001).

         99.4           Unaudited consolidated balance sheet of Medical
                        Assurance as of March 31, 2001, and unaudited consolidated statements of income and cash flows of Medical Assurance for the three months ended March 31, 2000 and 2001 (incorporated by reference to Medical
                        Assurance's Quarterly Report on Form 10-Q filed May 15,
                        2001).


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
         99.5 Proforma condensed consolidated balance sheet of ProAssurance as of March 31, 2001 and proforma condensed consolidated statements of income of ProAssurance for the year ended December 31, 2000 and three months ended
                        March 31, 2001 along with notes thereto.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROASSURANCE CORPORATION


Date:    July 12, 2001             By:   /s/ James J. Morello
                                        -------------------------------------
                                   Name: James J. Morello
                                   Its:  Treasurer and Chief Financial
                                         Officer (Principal Financial Officer
                                         and Principal Accounting Officer)


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